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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                DECEMBER 12, 1997


                             STREAMLOGIC CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




           DELAWARE                                         95-3093858
   (State or other jurisdiction of                      (I.R.S. employer
   incorporation or organization)                       identification number)


                         COMMISSION FILE NUMBER: 0-12046


                               8450 CENTRAL AVENUE
                            NEWARK, CALIFORNIA 94560
              (Address of principal executive offices and zip code)


               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 (510) 608-4000




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ITEM 5.  OTHER EVENTS.

                  On December 12, 1997, StreamLogic Corporation (the "Company") filed a plan of reorganization and disclosure statement in the United States Bankruptcy Court for the Northern District of California, San Francisco Division ("Bankruptcy
Court").   The plan of reorganization and the disclosure
statement are subject to approval by the Bankruptcy Court and, consequently may change substantially from the attached exhibits. Schedules and exhibits to the plan of reorganization and disclosure statement will be furnished upon request to the Company.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                                    EXHIBITS

99.1 Proposed Plan of Reorganization (without schedules or exhibits), as filed with the United States Bankruptcy Court for the Northern District of California, San Francisco
         Division on December 12, 1997.

99.2 Proposed Disclosure Statement (without schedules or exhibits), as filed with the United States Bankruptcy Court for the Northern District of California, San Francisco
         Division on December 12, 1997.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       STREAMLOGIC CORPORATION
                                       (Registrant)



Date:  December 24, 1997                By  /s/ Chapman Stranahan
                                            ___________________________
                                            Chapman Stranahan
                                            President


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                                  EXHIBIT INDEX


99.1 Proposed Plan of Reorganization (without schedules or exhibits), as filed with the United States Bankruptcy Court for the Northern District of California, San Francisco
         Division on December 12, 1997.

99.2 Proposed Disclosure Statement (without schedules or exhibits), as filed with the United States Bankruptcy Court for the Northern District of California, San Francisco
         Division on December 12, 1997.


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                                  EXHIBIT 99.1

        Proposed Plan of Reorganization (without schedules or exhibits), as filed with the United States Bankruptcy Court
         for the Northern District of California, San Francisco Division
                              on December 12, 1997.

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                                  EXHIBIT 99.2

         Proposed Disclosure Statement (without schedules or exhibits), as filed with the United States Bankruptcy Court
         for the Northern District of California, San Francisco Division
                              on December 12, 1997.